INVESTOR PRESENTATION
Fourth Quarter, 2014

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are
“forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,”
“estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for the
year ended December 31, 2013, Quarterly Report on Form 8-K for the three months, and year ended
December 31, 2014, and other of its public filings with the SEC. In addition, these forward-looking statements are subject to assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-
looking statements. The forward-looking statements speak only as of the date of this presentation. The
Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
FORWARD LOOKING STATEMENTS

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2013
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
Branch Banking
Online Banking
Debit Card
Mobile Banking
ATM
Direct Deposit
Remote Deposit Capture

The Bancorp

PLANNING FOR GROWTH

Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent,
Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners, Pew Research Center

BUSINESS MODEL: A DISTINCT BUSINESS STRATEGY (1)

Specialty Finance              Payments
Securities Portfolio
Primarily highly rated government
obligations & corporate securities
• Interest Income
Government Guaranteed
Lending (GGL)
Includes loans to franchisees; 51% of
which have a 75% guaranty by the
U.S. government
• Interest Income
Commercial Mortgage-Backed
Securities (CMBS)
Commercial Loan Sales
• Non-Interest Income
• Interest Income
Leasing
Automobile Fleet Leasing
• Interest Income
• Non-Interest Income
Prepaid Cards
Open Loop Prepaid Cards
• Deposits
• Non-Interest Income
Healthcare
Health Savings Accounts and
Flexible Spending Accounts
• Deposits
• Non-Interest Income
Payment Acceptance
Credit, Debit Card, and ACH Processing
• Deposits
• Non-Interest Income
Institutional Banking
Deposits and Loans for Clients
of Wealth Firms
• Interest Income
• Deposits
• Non-Interest Income
REVENUE
Payments: 69%
Specialty
Finance: 31%
Corporate
(1) For reconciliation detail, please see Appendix, page 21.

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
48% CAGR(1)
$29,336
36%
64%
$48,164
40%
60%
$77,305
37%
63%
$120,928
34%
66%
$140,792
40%
60%
2% Increase
$32,718
37%
63%
$33,218
47%
53%
2010
2011
2012
2013
2014
Q4 2013
Q4 2014
Net Interest Income Post Provision
Non-Interest Income

The Bancorp

REVENUE COMPOSITION

Post Provision Income (1)
$
 (1) For reconciliation detail, please see Appendix, page 22.
 (2) Compound annual growth rate is calculated for the years 2010 through 2014.

Gross Dollar Volume
59% CAGR (GDV)[2]
$40,259,592
$31,688,764
18% Increase
$7,720,554
$9,119,682
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Gross Dollar Volume (dollars in thousands)
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Number of Active Cards
2010
2011
2012
2013
2014
Q4 2013
Q4 2014
2014
2013
2012
2011
2010
2009
Pre-2009
Number Active Cards

The Bancorp

PREPAID GROSS DOLLAR VOLUME (GDV)(1) AND CARDHOLDER GROWTH

 (1) Gross Dollar Volume (GDV) is the total amount spent on all cards outstanding within a given period. GDV is further broken out according to volume by contract year.
 (2) Compound annual growth rate is calculated for the years 2010 through 2014.
$
$27,216,931
$6,285,271
$13,311,376

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(10,000)
(dollars in thousands)
46% CAGR (1)
$18,771
$29,045
$48,791
$80,027
$20,672
$17,550
2010
2011
2012
2013
2014
Q4 2013
Q4 2014

Quarter over Quarter: Q4 2013 to Q4 2014

Category	Increase
Prepaid Cards	
Leasing	
Payment Acceptance	
Deposit and HSA fees	
Debit Card Income	
Gain on Sale of Loans	
Other	

The Bancorp

NON-INTEREST INCOME-GENERATING STRATEGIES:
GROWTH AND SUSTAINABILITY

15% Decrease
$
8%
-6%
28%
34%
14%
-120%
73%
$84,426
(2)
(1)Compound annual growth rate is calculated for the years 2010 through 2014.
(2)Excludes gains on sales of investment securities. For reconciliation detail, please refer to the
Non-Interest Income section of Post Provision Income Reconciliation, in the Appendix (page 22).

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
20% CAGR (2)
29% Decrease
32%
42%
61%
79%
67%
76%
54%
2010
2011
2012
2013
2014
Q4 2013
Q4 2014
Peers (3)

The Bancorp

SCALABLE BUSINESS MODEL:
NON-INTEREST INCOME / NON-INTEREST EXPENSE(1)

 (1) For reconciliation detail, please refer to Appendix, page 23.
 (2) Compound annual growth rate is calculated for the years 2010 through 2014.
 (3) Peers are comprised of insured commercial banks having assets greater than $3 billion; Data Source: Uniform Bank Performance Report;
 Peer data for 2014 is as of Q3 2014.
Columns represent TBBK

Aggregate US Banks
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.96%
2.35%
2.66%
2.70%
2.25%
2.61%
2.70%
2.60%
2.58%
2.93%
2.89%
2.99%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

The Bancorp

SCALABLE BUSINESS MODEL:
NON-INTEREST EXPENSE/AVERAGE EARNING ASSETS(1)

 (1) For reconciliation detail, please refer to Appendix, page 23. Assets Held for Sale, from discontinued operations, are assumed to be reinvested and are included in the calculation.
 (2) Source: BankRegData.com.
(2)

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
49% CAGR (1)
34% Increase
$11,942
$20,803
$29,414
$41,149
$59,936
$11,826
$15,818
2010
2011
2012
2013
2014
Q4 2013
Q4 2014
CMBS
Consumer
GGL
Institutional Banking
Leasing Portfolio
Investment Securities

The Bancorp

COMPRESSED INTEREST RATE ENVIRONMENT:
NET INTEREST INCOME GENERATORS

 (1) Compound annual growth rate is calculated for the years 2010 through 2014.
$

6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
-2,000
-3,000
(dollars in thousands)
Q1
Q2
Q3
Q4
2012
2013
2014

The Bancorp

ADJUSTED OPERATING EARNINGS(1)

$
 (1) For reconciliation detail, please see Appendix, page 24.

PRIMARY ASSET-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW

AS WITH FUNDING, THE BANCORP EMPLOYS A MULTI-CHANNEL GROWTH STRATEGY FOR ASSET ORIGINATION.

1%
2%
7%
7%
8%
16%
59%

	Q4 2014 BALANCE	Q4 2013 BALANCE	Q4 2014 AVG. YIELD (1)
Investment Securities	$1,587,404	$1,180,613	2.44%
Institutional Banking			
Government Guaranteed Lending			
Leasing			
CMBS			
Other Consumer Lending			
Other Specialty Lending			

The Bancorp

CATEGORY
(in thousands)

	421,862	293,109	2.57%
	211,364	148,109	4.23%
	194,464	175,610	6.12%
	178,376	55,196	3.33%
	42,743	53,068	3.36%
	46,990	67	2.50%
Discontinued Business Line* (formerly Community Bank)	898,134	1,303,125	3.65%

• Investment Securities
 – High credit quality tax exempt municipal obligations
 – U.S. Government agency securities and other highly rated mortgage-backed securities
 – Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
• Institutional Banking
 – 15 affinity groups, managing & administering $2.7 trillion in assets
 • SEI Investments, Legg Mason, AssetMark Trust Company, Franklin Templeton
 – Generates security backed lines of credit and other loans
• Government Guaranteed Lending
 – Loans from $150,000 to $5.0 million including loans to franchisees such as
 UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, approximately 51% of which have a 75% guaranty by the U.S. Small Business Administration
 – National lending in Financial Practice Acquisitions, Franchise and Healthcare-
 professionals
• Leasing
 – Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 31% of portfolio leased by local, state, and federal government agencies
• CMBS
 – Loans which are generated for sale into CMBS markets that are held until sold
• Consumer/Other
 – Home equity lines of credit and other consumer loans; commercial financing related to student loans
(1) Yield is on a tax equivalent basis.
*Discontinued Business Line is not included in the pie chart.

Nonperforming Loans/Total Assets

TBBK
Aggregate US Banks (1)
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Reserves/NonaccrualLoans

TBBK
Aggregate US Banks
300%
200%
100%
0%
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Texas Ratio (2)

TBBK
Aggregate US Banks
40%
30%
20%
10%
0%
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

The Bancorp

ASSET QUALITY OVERVIEW

Reserves/Loans

 (1) Source: BankRegData.com
 (2) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90+ days past due + OREO)/(Loss Reserves + Tangible Equity).
 TBBK computed with consolidated capital. Sources: SNL Financial; FDIC Call Reports.

0.3%
16.0%
10.6%
46.6%
26.5%
Prepaid Cards
Institutional Banking
Healthcare
Payment Acceptance
Corporate Deposits

5.6%
Checking
MMDA & Savings
94.4%

The Bancorp

PRIMARY DEPOSIT-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW
Total Deposits: $4.4 billion
Average Cost: 0.29%
(Aggregate US Banks Average Cost: 0.33%) (1)
(1)Aggregate US Banks data as of Q3 2014, source: BankRegData.com
CATEGORY	Q4 2014 BALANCE (in thousands)	Q4 2014 AVG. COST
	$2,034,224	0.02%
	1,157,512	0.37%
	461,674	0.47%
	699,239	0.67%
	15,286	0.17%
Discontinued Business Line*	223,154	0.16%
Discontinued Product*	47,934	0.02%
*Discontinued Business Line and Discontinued Product are
not included in the pie chart.

Private Label Deposits by Remaining Contractual Term[1]

1%
45%
54%
< 1 year
1 < > 3 years
3 < > 5 years

The Bancorp

DEPOSIT-GENERATING STRATEGIES: STICKY AND LONG-TERM

 (1) Percentages shown include deposits associated with private label agreements in the Healthcare, Institutional Banking, Prepaid and Payments Acceptance
 groups. Data is as of the end of the fourth quarter of 2014.
 (2) Contracts associated with over 99% of deposits in the <1 year segment are structured with an automatic renewal.
The Bancorp is deeply
integrated with its private label
banking partners, and has
long-term, often exclusive
agreements in place.
(2)

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

APPENDIX

Capital Ratios and Selected Financial Data
	As of or for the three months ended December 31, 2014 (dollars in thousands)	As of or for the three months ended December 31, 2013 (dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	7.10%	7.64%
Tier 1 capital to average assets	8.04%	8.58%
Tier 1 capital to total risk-weighted assets	12.58%	14.57%
Total capital to total risk-weighted assets	12.71%	15.83%
Allowance for loan and lease losses to total loans	0.41%	0.33%
Tangible common equity	6.98%	7.49%

Balance Sheet Data:
Total assets	$5,017,989	$4,706,065
Total loans, net of unearned costs (fees)	879,533	655,320
Allowance for loan and lease losses	3,638	2,163
Total cash and cash equivalents	1,114,235	1,235,949
Total investments	1,587,404	1,350,322
Discontinued assets held for sale	926,278	1,299,914
Deposits	4,399,151	4,020,317
Shareholders’ equity	354,930	359,604

Selected Ratios:
Return on average assets	nm*	0.68%
Return on average common equity	nm	8.17%
Net interest margin	2.62%	2.54%
Book value per share	$9.44	$9.53
*not meaningful

Current Loan Portfolio and Asset Quality Overview at 12/31/2014
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q4 2014 Quarterly Charge-offs (net)
SBA	$172,660	16%	$-	-%	$-	$-	$ -	$(253)
SBA held for sale	38,704	4%	-	-	-	-	-	-
Leasing	194,464	18%	-	-	-	6,915	149	(25)
Security backed lines of credit	421,862	38%	-	-	-	-	-	(3)
Other consumer lending	42,743	4%	1,907	0.2%	-	466	-	(672)
Other specialty lending	46,990	4%	-	-	-	-	-	-
CMBS	178,376	16%	-	-	-	-	-	-
Total	$1,095,799	100%	$1,907	0.2%	$-	$7,381	$149	($953)

	Specialty Finance				Payments				Corporate
Category (dollars in thousands)	Institutional Banking	GGL	CMBS	Leasing	Prepaid	General Affinity	HSA	Payment Acceptance	Investment Securities
Interest income	11,753	8,344	4,354	11,951	-	-	1	56	34,261
Interest expense	4,647	-	-	-	325	268	2,149	3,396	-
Non interest income	2,721	1,126	12,197	2,873	51,288	2,842	5,570	5,809	450
Allocated income, based on deposits	6,603	(4,172)	(2,177)	(5,975)	3,620	235	930	936	-
Allocated income, investment securities	-	-	-	-	21,846	1,422	5,583	5,860	(34,711)
Total	16,430	5,298	14,374	8,849	76,429	4,231	9,935	9,265	-
Percentage	11%	4%	10%	6%	56%		7%	6%	-

Revenue By Segment Reconciliation(1)
	Specialty Finance				Payments
Category (dollars in thousands, average balances)	Institutional Banking	GGL	CMBS	Leasing	Prepaid	General Affinity	HSA	Payment Acceptance
Deposits	814,754	-	-	-	1,712,560	111,500	437,701	459,435
Loans	371,050	190,535	120,397	189,910	-	-	-	-
Net	443,704	-	-	-	1,712,560	111,500	437,701	459,435
Percentage of total allocated income to be received	14%	-	-	-	58%		14%	14%
Percent of Securities allocation to Payments, based on deposits	-	-	-	-	67%		16%	17%
 (1) Revenue for Specialty Finance departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue from assets they generate but do not fund. The other half of the revenue is allocated to Payments departments and Institutional
 Banking for funding they provide. Additionally, revenue generated through the bank’s Investment Securities portfolio is allocated amongst the
 Payments business lines, based on each group’s deposits.

Post Provision Income Reconciliation(1)
Category (dollars in millions)	2010	2011(2)	2012	2013	2014	Q4 2013	Q4 2014
Interest income	$24.4	$31.1	$39.4	$51.2	$70.7	$14.3	$18.5
Interest expense	(12.4)	(10.3)	(10.1)	(10.0)	(10.8)	(2.5)	(2.7)
Net interest income	12.0	20.8	29.3	41.1	59.9	11.8	15.8
Provision for loan and lease losses	(1.4)	(1.7)	(0.9)	(0.2)	(3.6)	0.2	(0.2)
Net interest income post provision	10.6	19.1	28.4	40.9	56.4	12.0	15.6
Total non-interest income	19.8	29.7	49.3	81.9	84.9	21.8	17.6
Gain on sales of investment securities	(1.2)	(0.7)	(0.6)	(1.9)	(0.5)	1.1	-
Less other than temporary impairment	0.1	-	0.2	-	-	-	-
Non-interest income	18.7	29.0	48.9	80.0	84.4	20.7	17.6
Post provision income	$29.3	$48.1	$77.3	$120.9	$140.8	$32.7	$33.2
 (1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities.
 (2) 2011 includes a one-time gain of $718,000 related to a legal settlement.

Category (dollars in thousands)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Average assets	4,443,016	4,293,960	4,475,754	4,955,143	4,261,727	3,984,728	3,972,306	4,165,418	3,341,602	3,084,178	3,384,272	4,107,802
Other assets	64,904	85,541	132,332	115,646	95,629	76,321	85,476	83,902	78,755	78,241	126,547	229,504
Average earning assets	4,378,112	4,208,419	4,343,422	4,839,497	4,166,098	3,908,407	3,886,830	4,081,516	3,262,847	3,005,937	3,257,725	3,878,298

Non-interest expense	36,567	33,135	33,996	31,227	27,126	26,384	25,353	22,954	21,990	20,018	19,176	19,007
BSA & lookback consulting expenses	3,883	2,749	2,169	-	-	-	-	-	-	-	-	-
Adjusted non-interest expense	32,684	30,386	31,827	31,227	27,126	26,384	25,353	22,954	21,990	20,018	19,176	19,007
Non-interest expense ratio	2.99%	2.89%	2.93%	2.58%	2.60%	2.70%	2.61%	2.25%	2.70%	2.66%	2.35%	1.96%
Scalable Business Model:  Non-Interest Expense/Average Earning Assets
Reconciliation
Category (dollars in millions)	2010	2011(1)	2012	2013	2014	Q4 2013	Q4 2014
Total non-interest income	$19.8	$29.7	$49.3	$81.9	$84.9	$21.8	$17.6
Gain on sales of investment securities	(1.2)	(0.8)	(0.7)	(1.9)	(0.5)	(1.1)	(0.1)
Other than temporary impairment	0.1	-	0.2	-	-	-	-
Non-interest income	18.7	28.9	48.6	80.0	84.4	20.7	17.5
Total non-interest expense	$58.1	$69.1	$80.2	$101.8	$134.6	$27.1	$36.6
BSA & lookback consulting expenses	-	-	-	-	(8.8)	-	(3.9)
Non-interest expense	58.1	69.1	80.2	101.8	125.8	27.1	32.7
Non-interest income/Non-interest expense	32%	42%	61%	79%	67%	76%	54%
Scalable Business Model: Non-Interest Income/Non-Interest Expense
Reconciliation

 (1) Excludes gains on sales of investment securities and expenses we believe to be mostly nonrecurring, such as Bank Secrecy Act related expenses and lookback consulting expenses;
 2011 includes a one-time gain of $718,000 related to a legal settlement.
 (2) 2011 includes a one-time gain of $718,000 related to a legal settlement.
 (3) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its performance. Management utilizes adjusted earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses.
 Adjusted earnings exclude the impact of income taxes, securities gains and losses and certain items we believe to be mostly non-recurring, such as lookback consulting expenses. Other companies may calculate adjusted earnings differently. Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.
Adjusted Operating Earnings Reconciliation(3)
Category (dollars in thousands)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Income before income tax expense	(3,264)	1,535	3,404	4,936	6,696	3,060	6,025	5,206	1,220	(1,151)	(2,365)	(133)
BSA and lookback consulting expense	3,883	2,749	2,169	-	-	-	-	-	-	-	-	-
Gain (loss) on sale of investment securities	85	(35)	159	241	1,104	42	476	267	554	107	-	-
Adjusted earnings	$534	$4,319	$5,414	$4,695	$5,592	$3,018	$5,549	$4,939	$666	($1,258)	($2,365)	($133)

NOTES

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